UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         November 1, 2005
                                                 ------------------------------

                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)

Pennsylvania                              0-22444                25-1710500
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


 9001  Perry  Highway,  Pittsburgh,  Pennsylvania                          15237
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 (Address   of  principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (412) 364-1913
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                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers;Election of Directors;
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            Appointment of Principal Officers.
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      (b)   John M. Seifarth, Director, retired in accordance with the bylaws of
WVS Financial Corp. effective November 1, 2005.


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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               WVS FINANCIAL CORP.


                               By:  /s/ David J. Bursic
                                    --------------------------------------------
                                    Name:  David J. Bursic
                                    Title: President and Chief Executive Officer


Date:  November 1, 2005


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